                              LOOMIS SAYLES FUNDS
                      SUPPLEMENT DATED OCTOBER 2, 2000 TO
                     LOOMIS SAYLES EQUITY FUNDS PROSPECTUS
               DATED FEBRUARY 1, 2000, AS REVISED AUGUST 1, 2000
                    AND THE LOOMIS SAYLES FIXED INCOME FUNDS
                       PROSPECTUS DATED FEBRUARY 1, 2000

Effective immediately, the Retail Class shares of Loomis Sayles Core Value Fund, Loomis Sayles Intermediate Maturity Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Short-Term Bond Fund, and Loomis Sayles Worldwide Fund (the "Funds") will no longer be available for purchase. It is expected that on or about December 18, 2000, the outstanding Retail Class shares of the Funds will be automatically converted into Institutional Class shares of the Funds having the same aggregate net asset value as the shares converted.